UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2011

AVIAT NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address of principal executive offices: 5200 Great America Parkway, Santa Clara, CA 95054

Registrant’s telephone number, including area code: (408) 567-7000

(Former address, if changed since last report): no change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07 Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits

SIGNATURE
EXHIBIT INDEX

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07, on November 17, 2011, at the Annual Meeting of Stockholders of Aviat Networks, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated 2007 Stock Equity Plan (as amended, the “Plan”), to increase the number of shares of common stock authorized for issuance under the Plan by 6,000,000 from 10,400,000 to 16,400,000. The amendment was approved by the Company’s Board of Directors on August 31, 2011, subject to stockholder approval. The Plan provides for the grant of incentive and nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and stock grant awards to employees, officers, consultants and directors of the Company and its affiliates.

A brief description of the terms and conditions of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 3, 2011 (File No. 001-33278) (the “2011 Proxy Statement”) under the heading “Proposal No.5 — Approval of an Increase in the Number of Shares Authorized for Issuance Under the Company’s Amended and Restated 2007 Stock Equity Plan,” and such description is incorporated herein by reference. This description of the Plan is qualified in its entirety by reference to a copy of the Plan that is attached as Appendix A to the 2011 Proxy Statement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

VOTING RESULTS OF 2011 ANNUAL STOCKHOLDER MEETING

The 2011 Annual Meeting of Stockholders of the Company (the “2011 Annual Stockholder Meeting”) was held on November 17, 2011. For more information about the proposals set forth below, please see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 3, 2011 (File No. 001-33278). A total of 52,116,934 (or approximately 86.11%) of the Company’s shares issued, outstanding and entitled to vote at the 2011 Annual Meeting of Stockholders were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the 2011 Annual Stockholder Meeting:

(1) Proposal 1 - Election of Directors. Election of eight nominees to the Company’s Board of Directors for a one-year term expiring at the 2012 Annual Meeting of Stockholders, or until their successors are elected and qualified, or until the death, resignation or removal of such director:

	Number of Shares
Nominee	For	Withheld	Broker Non-Votes
William A. Hasler	42,140,700	5,432,955	4,543,279
Clifford H. Higgerson	45,146,001	2,427,654	4,543,279
Charles D. Kissner	46,646,686	926,969	4,543,279
Michael A. Pangia	47,025,585	548,070	4,543,279
Raghavendra Rau	47,012,315	561,340	4,543,279
Dr. Mohsen Sohi	45,163,894	2,409,761	4,543,279
Dr. James C. Stoffel	45,038,956	2,534,699	4,543,279
Edward F. Thompson	42,374,982	5,198,673	4,543,279

Each nominee was elected by the Company’s stockholders, as recommended by the Company’s Board of Directors.

(2) Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm. Ratification of the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 29, 2012:

Number of Shares
For	Against	Abstaining	Broker Non-Votes
47,215,966	4,842,620	58,348	4,543,279

Proposal 2 was approved by the Company’s stockholders, as recommended by the Company’s Board of Directors.

(3) Proposal 3 - Advisory vote on executive compensation. Approval, by non-binding vote, of the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section of the proxy statement for the annual stockholder meeting (“Executive Compensation”):

Number of Shares
For	Against	Abstaining	Broker Non-Votes
38,642,450	6,451,496	2,479,709	4,543,279

The Company’s stockholders approved the Executive Compensation, as recommended by the Company’s Board of Directors.

(4) Proposal 4 - Advisory vote on the frequency of future advisory votes on executive compensation. Recommendation, by non-binding vote, of the frequency of future advisory votes on executive compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section of proxy statements for future annual stockholder meetings:

Number of Shares
1 Year	2 Years	3 Years	Abstaining	Broker Non-Votes
41,902,344	87,526	3,096,546	2,487,239	4,543,279

In accordance with the results of this advisory vote and consistent with the Company’s recommendation, the Company will hold future advisory votes on executive compensation every year until the next required vote on the frequency of stockholder votes on executive compensation.

(5) Proposal 5 - Approval of an increase in the number of shares of common stock authorized for issuance under the Company’s Amended and Restated 2007 Stock Equity Plan:

Number of Shares
For	Against	Abstaining	Broker Non-Votes
30,252,806	14,632,938	2,687,911	4,543,279

Proposal 5 was approved by the Company’s stockholders, as recommended by the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

10.1	Aviat Networks, Inc. 2007 Stock Equity Plan (As Amended and Restated Effective November 17, 2011) (incorporated by reference to Appendix A to the Registrant’s Schedule 14A filed with the Securities and Exchange Commission on October 3, 2011, File No. 001-33278)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

	By:	/s/ Meena Elliott
		Name:	Meena Elliott
Date: November 18, 2011		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Aviat Networks, Inc. 2007 Stock Equity Plan (As Amended and Restated Effective November 17, 2011) (incorporated by reference to Appendix A to the Registrant’s Schedule 14A filed with the Securities and Exchange Commission on October 3, 2011, File No. 001-33278)